Exhibit 4.2

Execution Version

SALESFORCE, INC., as the Company

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

4.500% Notes due 2028

4.650% Notes due 2029

4.900% Notes due 2031

5.200% Notes due 2033

5.550% Notes due 2036

6.400% Notes due 2046

6.550% Notes due 2056

And

6.700% Notes due 2066

Third Supplemental Indenture

Dated as of March 13, 2026

to

Indenture dated as of April 11, 2018

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Exhibit A-1	Form of 2028 Note	A-1-1
Exhibit A-2	Form of 2029 Note	A-2-1
Exhibit A-3	Form of 2031 Note	A-3-1
Exhibit A-4	Form of 2033 Note	A-4-1
Exhibit A-5	Form of 2036 Note	A-5-1
Exhibit A-6	Form of 2046 Note	A-6-1
Exhibit A-7	Form of 2056 Note	A-7-1
Exhibit A-8	Form of 2066 Note	A-8-1

- ii -

THIRD SUPPLEMENTAL INDENTURE, dated as of March 13, 2026 (“Third Supplemental Indenture”), to the Indenture dated as of April 11, 2018 (as amended, modified or supplemented from time to time in accordance therewith, other than with respect to a particular Series of debt securities that are not the Notes, the “Base Indenture” and, as amended, modified and supplemented by this Third Supplemental Indenture, the “Indenture”), by and between SALESFORCE, INC. (formerly known as salesforce.com, inc.) (the “Company”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as successor in interest to U.S. Bank National Association, as trustee (the “Trustee”).

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes:

WHEREAS, the Company has duly authorized the execution and delivery of the Base Indenture to provide for the issuance from time to time of debt securities to be issued in one or more Series as provided in the Base Indenture;

WHEREAS, the Company has duly authorized the execution and delivery, and desires and has requested the Trustee to join it in the execution and delivery, of this Third Supplemental Indenture in order to establish and provide for the issuance by the Company of a Series of Securities designated as its 4.500% Notes due 2028 (the “2028 Notes”), a Series of Securities designated as its 4.650% Notes due 2029 (the “2029 Notes”), a Series of Securities designated as its 4.900% Notes due 2031 (the “2031 Notes”), a Series of Securities designated as its 5.200% Notes due 2033 (the “2033 Notes”), a Series of Securities designated as its 5.550% Notes due 2036 (the “2036 Notes”), a Series of Securities designated as its 6.400% Notes due 2046 (the “2046 Notes”), a Series of Securities designated as its 6.550% Notes due 2056 (the “2056 Notes”) and a Series of Securities designated as its 6.700% Notes due 2066 (the “2066 Notes,” and together with the 2028 Notes, the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2046 Notes and the 2056 Notes, the “Notes”), on the terms set forth herein;

WHEREAS, Section 2.01 of the Base Indenture provides that a supplemental indenture may be entered into by the parties for such purpose without the consent of any Holders; and

WHEREAS, all things necessary to make this Third Supplemental Indenture a valid and binding agreement of the parties, in accordance with its terms, and a valid amendment of, and supplement to, the Base Indenture with respect to the Notes have been done.

NOW, THEREFORE:

ARTICLE 1

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01. Definitions. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Base Indenture. The words “herein”, “hereof” and “hereby” and other words of similar import used in this Third Supplemental Indenture refer to this Third Supplemental Indenture as a whole and not to any particular section hereof.

As used herein, the following terms have the specified meanings:

“2028 Notes” has the meaning specified in the recitals of this Third Supplemental Indenture.

“2029 Notes” has the meaning specified in the recitals of this Third Supplemental Indenture.

“2031 Notes” has the meaning specified in the recitals of this Third Supplemental Indenture.

“2033 Notes” has the meaning specified in the recitals of this Third Supplemental Indenture.

“2036 Notes” has the meaning specified in the recitals of this Third Supplemental Indenture.

“2046 Notes” has the meaning specified in the recitals of this Third Supplemental Indenture.

“2056 Notes” has the meaning specified in the recitals of this Third Supplemental Indenture.

“2066 Notes” has the meaning specified in the recitals of this Third Supplemental Indenture.

“Additional Notes” has the meaning specified in Section 3.04 of this Third Supplemental Indenture.

“Base Indenture” has the meaning specified in the recitals of this Third Supplemental Indenture.

“Business Day” means, with respect to any Note, any calendar day that is not a Saturday or a Sunday or a day on which banking institutions in the City of New York (or any other place of payment with respect to such Note) are authorized or required by law, regulation or executive order to close.

“Company” means the Person specified as the “Company” in the recitals of this Third Supplemental Indenture until a successor replaces it pursuant to the applicable provisions of the Indenture, and thereafter “Company” shall mean such successor.

“Continuing Entity” has the meaning set forth in Section 5.01(a)(i).

“Corporate Trust Office” means the designated office of the Trustee at which at any time its corporate trust business relating to this Third Supplemental Indenture shall be administered, which office at the date hereof is located at 633 West Fifth Street, 24th Floor, Los Angeles, CA 90071, Attention: B. Scarbrough (Salesforce, Inc.), or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor trustee (or such other address as such successor trustee may designate from time to time by notice to the Holders and the Company).

“Depositary” means DTC or any successor designated by the Company pursuant to the Indenture.

“Event of Default” has the meaning set forth in Section 5.02.

“Global Note” means Notes that are Global Securities (as defined in the Base Indenture).

“Indenture” has the meaning specified in the recitals of this Third Supplemental Indenture.

“Initial 2028 Notes” has the meaning set forth in Section 3.01(b).

“Initial 2029 Notes” has the meaning set forth in Section 3.01(b).

“Initial 2031 Notes” has the meaning set forth in Section 3.01(b).

“Initial 2033 Notes” has the meaning set forth in Section 3.01(b).

“Initial 2036 Notes” has the meaning set forth in Section 3.01(b).

“Initial 2046 Notes” has the meaning set forth in Section 3.01(b).

“Initial 2056 Notes” has the meaning set forth in Section 3.01(b).

“Initial 2066 Notes” has the meaning set forth in Section 3.01(b).

“Initial Notes” has the meaning set forth in Section 3.01(b).

“Interest Payment Date”, when used with respect to any Note, means the Stated Maturity of an installment of interest on such Note.

“Notes” has the meaning specified in the recitals of this Third Supplemental Indenture.

“Notice of Default” has the meaning specified in Section 5.02(c).

“Par Call Date” means (i) with respect to the 2028 Notes, February 15, 2028, (ii) with respect to the 2029 Notes, February 15, 2029, (iii) with respect to the 2031 Notes, August 15, 2031, (iv) with respect to the 2033 Notes, January 15, 2033, (v) with respect to the 2036 Notes, December 15, 2035, (vi) with respect to the 2046 Notes, September 15, 2045, (vii) with respect to the 2056 Notes, September 15, 2055 and (viii) with respect to the 2066 Notes, September 15, 2065.

“principal” of a Note means the principal amount of the Note.

“Property” means any property or asset, whether real, personal or mixed, or tangible or intangible, including shares of capital stock.

“Redemption Date”, with respect to any Note or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to the Indenture or such Note.

“Regular Record Date”, for the interest payable on any Interest Payment Date on the Notes of any Series, means the date specified for that purpose herein.

“Stated Maturity” means, when used with respect to any Note, the date specified in such Note as the fixed date on which the principal of such Note is due and payable.

“Subsidiary” means any corporation or other entity of which at least a majority of the outstanding capital stock or other equity interests having by the terms thereof ordinary voting power to elect a majority of the directors, managers or trustees of such corporation or other entity, irrespective of whether or not at the time capital stock or other equity securities of any other class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency, is at the time, directly or indirectly, owned or controlled by the Company or by one or more of its Subsidiaries, or by the Company and one or more of its Subsidiaries.

“Third Supplemental Indenture” has the meaning specified in the recitals of this Third Supplemental Indenture.

“Treasury Rate” means, with respect to any Redemption Date for a Series of Notes, the yield applicable to such Series of Notes determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on such Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from such Par Call Date, one with a maturity date preceding such Par Call Date and one with a maturity date following such Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding such Par Call Date. If there are two or more United States Treasury securities maturing on such Par Call Date for such Series of Notes or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Section 1.02. Conflicts with Base Indenture. In the event that any provision of this Third Supplemental Indenture limits, qualifies or conflicts with a provision of the Base Indenture, such provision of this Third Supplemental Indenture shall control.

ARTICLE 2

FORM OF NOTES

Section 2.01. Form of Notes. The Notes shall be substantially in the forms of Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7 and Exhibit A-8 hereto, as applicable, which are hereby incorporated in and expressly made a part of the Indenture.

ARTICLE 3

THE NOTES

Section 3.01. Amount; Series; Terms.

(a) There is hereby created and designated eight Series of Securities under the Base Indenture: the title of the 2028 Notes shall be “4.500% Notes due 2028,” the title of the 2029 Notes shall be “4.650% Notes due 2029,” the title of the 2031 Notes shall be “4.900% Notes due 2031,” the title of the 2033 Notes shall be “5.200% Notes due 2033,” the title of the 2036 Notes shall be “5.550% Notes due 2036,” the title of the 2046 Notes shall be “6.400% Notes due 2046,” the title of the 2056 Notes shall be “6.550% Notes due 2056,” and the title of the 2066 Notes shall be “6.700% Notes due 2066.” The changes, modifications and supplements to the Base Indenture effected by this Third Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Notes and shall not apply to any other Series of Securities that may be issued under the Base Indenture unless a supplemental indenture or Authorizing Resolution with respect to such other Series of Securities or Officer’s Certificate establishing such Series of Securities specifically incorporates such changes, modifications and supplements.

(b) The aggregate principal amount of the 2028 Notes that initially may be authenticated and delivered under this Third Supplemental Indenture (the “Initial 2028 Notes”) shall be limited to $3,500,000,000, the aggregate principal amount of the 2029 Notes that initially may be authenticated and delivered under this Third Supplemental Indenture (the “Initial 2029 Notes”) shall be limited to $4,250,000,000, the aggregate principal amount of the 2031 Notes that initially may be authenticated and delivered under this Third Supplemental Indenture (the “Initial 2031 Notes”) shall be limited to $3,750,000,000, the aggregate principal amount of the 2033 Notes that initially may be authenticated and delivered under this Third Supplemental Indenture (the “Initial 2033 Notes”) shall be limited to $2,750,000,000, the aggregate principal amount of the 2036 Notes that initially may be authenticated and delivered under this Third Supplemental Indenture (the “Initial 2036 Notes”) shall be limited to $4,500,000,000, the aggregate principal amount of the 2046 Notes that initially may be authenticated and delivered under this Third Supplemental Indenture (the “Initial 2046 Notes”) shall be limited to $1,500,000,000, the aggregate principal amount of the 2056 Notes that initially may be authenticated and delivered under this Third Supplemental Indenture (the “Initial 2056 Notes”) shall be limited to $3,750,000,000, and the aggregate principal amount of the 2066 Notes that initially may be authenticated and delivered under this Third Supplemental Indenture (the “Initial 2066 Notes,” and together with the Initial 2028 Notes, the Initial 2029 Notes, the Initial 2031 Notes, the Initial 2033 Notes, the Initial 2036 Notes, the Initial 2046 Notes and the Initial 2056 Notes, the “Initial Notes”) shall be limited to $1,000,000,000, subject, in each case, to increase as set forth in Section 3.04.

(c) The Stated Maturity of the 2028 Notes, on which principal thereof is due and payable, shall be March 15, 2028, the Stated Maturity of the 2029 Notes, on which principal thereof is due and payable, shall be March 15, 2029, the Stated Maturity of the 2031 Notes, on which principal thereof is due and payable, shall be September 15, 2031, the Stated Maturity of the 2033 Notes, on which principal thereof is due and payable, shall be March 15, 2033, the Stated Maturity of the 2036 Notes, on which principal thereof is due and payable, shall be March 15, 2036, the Stated Maturity of the 2046 Notes, on which principal thereof is due and payable, shall be March 15, 2046, the Stated Maturity of the 2056 Notes, on which principal thereof is due and payable, shall be March 15, 2056 and the Stated Maturity of the 2066 Notes, on which principal thereof is due and payable, shall be March 15, 2066. The Notes shall be payable and may be presented for payment, purchase, redemption, registration of transfer and exchange at the office of the Company maintained for such purpose, which shall initially be the Corporate Trust Office of the Trustee.

(d) The 2028 Notes shall accrue interest at the rate of 4.500% per year, the 2029 Notes shall accrue interest at the rate of 4.650% per year, the 2031 Notes shall accrue interest at the rate of 4.900% per year, the 2033 Notes shall accrue interest at the rate of 5.200% per year, the 2036 Notes shall accrue interest at the rate of 5.550% per year, the 2046 Notes shall accrue interest at the rate of 6.400% per year, the 2056 Notes shall accrue interest at the rate of 6.550% per year and the 2066 Notes shall accrue interest at the rate of 6.700% per year, in each case beginning on March 13, 2026 or from the most recent date to which interest has been paid or duly provided for, as further provided in the forms of Notes annexed hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7 or Exhibit A-8. Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. The Interest Payment Dates for the Notes shall be March 15 and September 15 of each year, beginning on September 15, 2026, and the Regular Record Date for any interest payable on each such Interest Payment Date shall be the immediately preceding March 1 and September 1, respectively; provided that upon the Stated Maturity of the principal of the Notes, interest shall be payable on such Stated Maturity from the most recent date to which interest has been paid or duly provided, and shall include the required payment of principal or premium, if any. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

(e) The Notes of each Series will be initially issued in the form of one or more Global Notes, deposited with the Trustee, as custodian for the Depositary or its nominee, duly executed by the Company and authenticated by the Trustee as provided in the Base Indenture.

(f) Payment of principal of and premium, if any, and interest on a Note that is a Global Security registered in the name of or held by the Depositary or its nominee will be made in immediately available funds to the Depositary or its nominee, as the case may be, as the Holder of such Global Security. If the Notes are no longer represented by a Global Security, payment of interest on certificated Notes in definitive form may, at the Company’s option, be made by (i) check mailed directly to Holders of such Notes at their registered addresses or (ii) upon request of any Holder of at least $1,000,000 principal amount of Notes, wire transfer to an account located in the United States maintained by the payee.

Section 3.02. Denominations. The Notes of each Series shall be issuable only in registered form in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 3.03. Book-entry Provisions for Global Securities.

(a) Except for the circumstances described in Article Two of the Base Indenture, no Global Security may be exchanged in whole or in part for Notes registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof.

Section 3.04. Additional Notes. The Company may, without notice to or the consent of the Holders of the Notes, create and issue pursuant to the Indenture additional Notes of a Series (“Additional Notes”) having the same terms as, and ranking equally and ratably with, the applicable Series of Notes in all respects, except for the issue date, the public offering price and, if applicable, the payment of interest accruing prior to the issue date of such Additional Notes and the first payment of interest following the issue date of such Additional Notes; provided that if such Additional Notes are not fungible with the applicable Series of Notes for U.S. federal income tax purposes, such Additional Notes will have a separate CUSIP number. Such Additional Notes may be consolidated and form a single Series with, and will have the same terms as to ranking, redemption, waivers, amendments or otherwise as, the applicable Series of Notes, and will vote together as one class on all matters with respect to such Series of Notes.

ARTICLE 4

REDEMPTION OR REPURCHASE OF SECURITIES

Section 4.01. Applicability of Base Indenture. Subject to Section 1.02 hereof, the provisions of Article Three of the Base Indenture, as supplemented by the provisions of this Third Supplemental Indenture, shall apply to redemptions of the Notes pursuant to Section 4.02 hereof.

Section 4.02. Optional Redemption.

(a) The Company may redeem the Notes of any Series at its option, either in whole or in part, at any time or from time to time prior to the applicable Par Call Date, at a redemption price (expressed as a percentage of principal amount of the Notes being redeemed and rounded to three decimal places) equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest thereon, if any, to but not including, the Redemption Date: 100% of the aggregate principal amount of the Notes being redeemed; and the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming such Notes matured on their applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 15 basis points for the 2028 Notes, 15 basis points for the 2029 Notes, 20 basis points for the 2031 Notes, 20 basis points for the 2033 Notes, 25 basis points for the 2036 Notes, 25 basis points for the 2046 Notes, 30 basis points for the 2056 Notes and 30 basis points for the 2066 Notes.

(b) The Company may redeem the Notes of any Series, either in whole or in part, at any time or from time to time on or after the applicable Par Call Date, at a redemption price equal to 100% of the aggregate principal amount of the Notes being redeemed plus accrued and unpaid interest thereon, if any, to but not including, the Redemption Date.

(c) The first paragraph of Section 3.03 of the Base Indenture shall not apply to the Notes, and the following shall apply in lieu thereof. At least 10 days but not more than 60 days before a redemption date, the Company shall send a notice of redemption by first-class mail, postage prepaid (or in the case of Global Notes, deliver electronically in accordance with the applicable procedures of the Depositary), to each Holder of Notes to be redeemed (with a copy to the Trustee).

(d) Unless the Company defaults in the payment of the redemption price, on and after the Redemption Date for the Notes to be redeemed, interest will cease to accrue on such Notes, or portions thereof, called for redemption.

(e) The Company’s determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee and the Paying Agent shall not be responsible for performing, confirming or investigating any calculations required in connection with a redemption.

ARTICLE 5

COVENANTS, REMEDIES AND OTHER PROVISIONS

Section 5.01. Company May Consolidate, Etc., Only on Certain Terms.

(a) Section 5.01 of the Base Indenture shall not apply to the Notes, and the following shall apply in lieu thereof. The Company shall not consolidate with or merge into another Person or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its Property to any other Person, unless:

(i) (A) the Company is the continuing Person or (B) the successor formed from the consolidation or merger or the Person that received the transfer of or leases the Property (the “Continuing Entity”) is a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and expressly assumes, by an indenture supplemental to the Indenture, all of the Company’s obligations under the Notes and the Indenture;

(ii) immediately after giving effect to the transaction, no Event of Default (as defined below) shall have occurred and be continuing; and

(iii) the Company or the Continuing Entity delivers to the Trustee an Officer’s Certificate and an Opinion of Counsel, subject to customary qualifications and exceptions, each stating that the transaction and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this Section 5.01 and that all conditions precedent provided for in the Indenture relating to the transaction have been satisfied.

(b) Upon satisfaction of the foregoing conditions, the Continuing Entity, if not the Company, shall succeed to, and be substituted for, and may exercise every right and power of the Company under the Indenture and the Company will be released from all obligations and covenants under the Indenture and the Notes; provided that, in the case of a lease of all or substantially all of the Company’s Property, the Company will not be released from any of the obligations or covenants under the Indenture and the Notes.

(c) Notwithstanding anything in this Section 5.01, any conveyance, transfer or lease of Property between or among the Company and its Subsidiaries will not be prohibited under the Indenture.

Section 5.02. Events of Default. Section 6.01 of the Base Indenture shall not apply to the Notes. Each of the following events shall constitute an “Event of Default” with respect to a Series of Notes:

(a) default in the payment of the principal of or premium (if any) on any Note of such Series when due and payable at its Stated Maturity, upon any optional redemption or otherwise;

(b) default in the payment of any interest upon any Note of such Series when it becomes due and payable (if the time of payment has not been extended or deferred), and continuance of such default for a period of 30 days;

(c) default in the performance, or breach, of any covenant of the Company in the Indenture relating to the Notes of such Series (other than a covenant a default in whose performance or whose breach is elsewhere in this Section 5.02 specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, or overnight delivery service to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the outstanding Notes of such Series a written notice specifying such default or breach and stating that such notice is a “Notice of Default” under the Indenture;

(d) the entry by a court having jurisdiction in the premises of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of all or substantially all of its Property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; and

(e) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of all or substantially all of its Property, or the making by it of a general assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

Section 5.03. Acceleration of Stated Maturity; Rescission and Annulment. Section 6.02 of the Base Indenture shall not apply to the Notes, and the following shall apply in lieu thereof. If an Event of Default (other than an Event of Default pursuant to Section 5.02(d) or Section 5.02(e)) occurs and is continuing with respect to a Series of Notes, then the Trustee or the Holders of not less than 25% in aggregate principal amount of the outstanding Notes of such Series may, by a notice in writing to the Company (and to the Trustee if given by Holders), declare the principal amount of all such Notes, plus accrued and unpaid interest, if any, on such Notes to be due and payable immediately, and upon any such declaration such principal amount and accrued and unpaid interest shall become immediately due and payable. However, upon an Event of Default pursuant to Section 5.02(d) or Section 5.02(e), the principal amount of all outstanding Notes, plus accrued and unpaid interest, if any, on all outstanding Notes to the acceleration date, shall be due and payable immediately without any declaration or other act on the part of the Trustee or any Holder.

At any time after such a declaration of acceleration with respect to the Notes of a Series has been made but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in aggregate principal amount of the outstanding Notes of such Series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if all Events of Default, other than the non-payment of the principal and interest, if any, of Notes which have become due solely as a result of such declaration of acceleration, have been cured or waived as provided in Section 6.04 of the Base Indenture. No such rescission shall affect any subsequent default or impair any right consequent thereon.

In case the Trustee shall have proceeded to enforce any right under the Indenture and such proceedings shall have been discontinued or been abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

Section 5.04. References in Base Indenture. With respect to the Notes, references to “Section 6.01(1),” “Section 6.01(2),” “Section 6.01(3),” “Section 6.01(4),” and “Section 6.01(5)” in the Base Indenture shall be deemed to refer to Section 5.02(a), Section 5.02(b), Section 5.02(c), Section 5.02(d), and Section 5.02(e) of this Third Supplemental Indenture, respectively.

Section 5.05. Satisfaction and Discharge.Section 5.06. With respect to each Series of Notes, Section 8.01(e)(1) of the Base Indenture shall be amended by adding the following at the end thereof: “; provided that if on the date of the deposit, the interest payable to, but excluding, or any premium payable on, the Stated Maturity or redemption date cannot be calculated, the amount deposited shall be sufficient to the extent that an amount is deposited with the Trustee equal to the interest payable to, but excluding, or the premium payable on, the Stated Maturity or the redemption date calculated as of the date of the deposit, with any deficit on the Stated Maturity or redemption date, as applicable (any such amount, the “Applicable Deficit”), only required to be deposited with the Trustee on or prior to the Stated Maturity or redemption date in accordance with Sections 2.14 and 3.05, as applicable; provided, further, any Applicable Deficit shall be set forth in an Officer’s Certificate delivered to the Trustee simultaneously with the deposit of the Applicable Deficit that confirms that the Applicable Deficit shall be applied to the interest or other amounts payable at the Stated Maturity or on the redemption date, as applicable;”

ARTICLE 6

MISCELLANEOUS

Section 6.01. Confirmation of Indenture. The Base Indenture, as supplemented and amended by this Third Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture and this Third Supplemental Indenture shall be read, taken and construed as one and the same instrument.

Section 6.02. Counterparts. The parties hereto may sign one or more copies of this Third Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

Section 6.03. Governing Law. This Third Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 6.04. Recitals by the Company. The recitals in this Third Supplemental Indenture are made by the Company only and not by the Trustee, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Third Supplemental Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof. All of the provisions contained in the Base Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of the Notes and of this Third Supplemental Indenture as fully and with like effect as if set forth herein in full.

[the remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the day and year first written above.

SALESFORCE, INC.,
as the Company

By:	/s/ Robin Washington
	Name:	Robin Washington
	Title:	President and Chief Operating and Financial Officer

[Signature Page to Third Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Bradley E. Scarbrough
Name: Bradley E. Scarbrough
Title: Vice President

[Signature Page to Third Supplemental Indenture]

EXHIBIT A-1

FORM OF NOTE

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE HOLDERS OF BENEFICIAL INTERESTS HEREIN, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE BASE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED AS A WHOLE, BUT NOT IN PART, TO THE DEPOSITARY, ITS SUCCESSORS OR THEIR RESPECTIVE NOMINEES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A-1-1

SALESFORCE, INC.

4.500% Notes due 2028

No. [•]	CUSIP No.: 79466LAQ7
ISIN No.: US79466LAQ77
$[•]

SALESFORCE, INC., a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [•] DOLLARS, as modified by the Schedule of Exchanges of Interests in Global Security attached hereto, on March 15, 2028.

Interest Payment Dates: March 15 and September 15, beginning on September 15, 2026.

Regular Record Dates: March 1 and September 1.

A-1-2

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

SALESFORCE, INC., as Company

By:
Name:
Title:

[Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. Bank Trust Company, National Association, Trustee, certifies that this is one of the Notes referred to in the Supplemental Indenture.

By:
Authorized Signatory

[Global Note]

(REVERSE OF NOTE)

SALESFORCE, INC.

4.500% Notes due 2028

Salesforce, Inc., a Delaware corporation (formerly known as salesforce.com, inc.) (together with its successors and assigns, the “Company”), issued this Note under an Indenture dated as of April 11, 2018 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture”), as supplemented by the Third Supplemental Indenture dated as of March 13, 2026 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), to which reference is hereby made for a statement of the respective rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which this Note is authorized and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them therein. If any terms of this Note conflict with the terms of the Indenture, the terms of the Indenture shall govern and control.

1. Interest. The Company promises to pay interest on the principal amount of this Note at the rate of 4.500% per year. The Company will pay interest semi-annually in arrears on March 15 and September 15 of each year (each, an “Interest Payment Date”), beginning on September 15, 2026, until the principal is paid or made available for payment. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance to, but excluding, the applicable Interest Payment Date or Stated Maturity of the principal of the Note, as the case may be. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

2. Method of Payment. The Company will pay interest on this Note (except defaulted interest, if any, which will be paid on a special payment date to Holders of record on such special record date as may be fixed by the Company in accordance with Section 2.11 of the Base Indenture) to the persons who are registered Holder of this Note at the close of business on the Regular Record Date, whether or not a Business Day, immediately preceding the relevant Interest Payment Date. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

A-1-5

3. Paying Agent. Initially, the Trustee will act as Paying Agent and Registrar. The Company may have one or more co-Registrars and one or more additional paying agents. The Company may at any time rescind the designation of any Registrar or Paying Agent or approve a change through which the Registrar or Paying Agent acts.

4. Indenture; Copies. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (“TIA”) as in effect on the date the Indenture is qualified. This Note is subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. This Note is an unsecured, unsubordinated obligation of the Company and constitutes a Note in the series designated on the face hereof as the “4.500% Notes due 2028”, initially limited to $3,500,000,000 in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: Salesforce, Inc., Salesforce Tower, 415 Mission St, 3rd Fl., San Francisco CA 94105, Attention: Chief Operating and Financial Officer.

5. Optional Redemption. This Note shall be redeemable at the option of the Company in accordance with Section 4.02 of the Supplemental Indenture.

6. [Reserved].

7. Persons Deemed Owners. The registered Holder of this Note shall be treated as the owner of it for all purposes.

8. Unclaimed Money. All amounts of principal of and premium, if any, and interest on this Note paid by the Company to the Trustee or Paying Agent that remain unclaimed for two years will be repaid to the Company, and the Holder of this Note will thereafter look solely to the Company for payment unless applicable abandoned property law designates another Person.

9. Amendment, Supplement, Waiver. The Indenture or this Note may be amended or supplemented in accordance with the terms of the Indenture.

10. Successor Person. When a successor Person assumes all of the obligations of its predecessor under the Note and the Indenture, the predecessor Person will be released from those obligations, in accordance with and except as set forth in the Indenture.

11. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Note or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Note.

A-1-6

12. Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance and discharge, which provisions shall for all purposes have the same effect as if set forth herein.

13. Authentication. This Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the other side of this Note.

14. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

15. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

16. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on this Note and has directed the Trustee to use CUSIP and ISIN numbers in notices of repurchase as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Note or as contained in any notice of repurchase, and reliance may be placed only on the other identification numbers placed thereon.

A-1-7

ASSIGNMENT FORM

If you the Holder want to assign this Note, fill in the form below:

I or we assign and transfer this Note to       (insert assignee’s social security or tax ID number)

(Print or type assignee’s name, address, and zip code)

and irrevocably appoint        agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your signature (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:

A-1-8

SCHEDULE OF EXCHANGES OF INTERESTS IN GLOBAL SECURITY*

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee or Custodian

*	This schedule should be included only if the Note is issued in global form.

A-1-9

EXHIBIT A-2

FORM OF NOTE

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE HOLDERS OF BENEFICIAL INTERESTS HEREIN, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE BASE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED AS A WHOLE, BUT NOT IN PART, TO THE DEPOSITARY, ITS SUCCESSORS OR THEIR RESPECTIVE NOMINEES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A-2-1

SALESFORCE, INC.

4.650% Notes due 2029

No. [•]	CUSIP No.: 79466LAR5
ISIN No.: US79466LAR50
$[•]

SALESFORCE, INC., a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [•] DOLLARS, as modified by the Schedule of Exchanges of Interests in Global Security attached hereto, on March 15, 2029.

Interest Payment Dates: March 15 and September 15, beginning on September 15, 2026.

Regular Record Dates: March 1 and September 1.

A-2-2

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

SALESFORCE, INC., as Company

By:
Name:
Title:

[Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. Bank Trust Company, National Association, Trustee, certifies that this is one of the Notes referred to in the Supplemental Indenture.

By:
Authorized Signatory

[Global Note]

(REVERSE OF NOTE)

SALESFORCE, INC.

4.650% Notes due 2029

Salesforce, Inc., a Delaware corporation (formerly known as salesforce.com, inc.) (together with its successors and assigns, the “Company”), issued this Note under an Indenture dated as of April 11, 2018 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture”), as supplemented by the Third Supplemental Indenture dated as of March 13, 2026 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), to which reference is hereby made for a statement of the respective rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which this Note is authorized and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them therein. If any terms of this Note conflict with the terms of the Indenture, the terms of the Indenture shall govern and control.

1. Interest. The Company promises to pay interest on the principal amount of this Note at the rate of 4.650% per year. The Company will pay interest semi-annually in arrears on March 15 and September 15 of each year (each, an “Interest Payment Date”), beginning on September 15, 2026, until the principal is paid or made available for payment. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance to, but excluding, the applicable Interest Payment Date or Stated Maturity of the principal of the Note, as the case may be. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

2. Method of Payment. The Company will pay interest on this Note (except defaulted interest, if any, which will be paid on a special payment date to Holders of record on such special record date as may be fixed by the Company in accordance with Section 2.11 of the Base Indenture) to the persons who are registered Holder of this Note at the close of business on the Regular Record Date, whether or not a Business Day, immediately preceding the relevant Interest Payment Date. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

A-2-5

3. Paying Agent. Initially, the Trustee will act as Paying Agent and Registrar. The Company may have one or more co-Registrars and one or more additional paying agents. The Company may at any time rescind the designation of any Registrar or Paying Agent or approve a change through which the Registrar or Paying Agent acts.

4. Indenture; Copies. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (“TIA”) as in effect on the date the Indenture is qualified. This Note is subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. This Note is an unsecured, unsubordinated obligation of the Company and constitutes a Note in the series designated on the face hereof as the “4.650% Notes due 2029”, initially limited to $4,250,000,000 in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: Salesforce, Inc., Salesforce Tower, 415 Mission St, 3rd Fl., San Francisco CA 94105, Attention: Chief Operating and Financial Officer.

5. Optional Redemption. This Note shall be redeemable at the option of the Company in accordance with Section 4.02 of the Supplemental Indenture.

6. [Reserved].

7. Persons Deemed Owners. The registered Holder of this Note shall be treated as the owner of it for all purposes.

8. Unclaimed Money. All amounts of principal of and premium, if any, and interest on this Note paid by the Company to the Trustee or Paying Agent that remain unclaimed for two years will be repaid to the Company, and the Holder of this Note will thereafter look solely to the Company for payment unless applicable abandoned property law designates another Person.

9. Amendment, Supplement, Waiver. The Indenture or this Note may be amended or supplemented in accordance with the terms of the Indenture.

10. Successor Person. When a successor Person assumes all of the obligations of its predecessor under the Note and the Indenture, the predecessor Person will be released from those obligations, in accordance with and except as set forth in the Indenture.

11. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Note or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Note.

A-2-6

12. Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance and discharge, which provisions shall for all purposes have the same effect as if set forth herein.

13. Authentication. This Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the other side of this Note.

14. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

15. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

16. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on this Note and has directed the Trustee to use CUSIP and ISIN numbers in notices of repurchase as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Note or as contained in any notice of repurchase, and reliance may be placed only on the other identification numbers placed thereon.

A-2-7

ASSIGNMENT FORM

If you the Holder want to assign this Note, fill in the form below:

I or we assign and transfer this Note to       (insert assignee’s social security or tax ID number)

(Print or type assignee’s name, address, and zip code)

and irrevocably appoint        agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your signature (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:

A-2-8

SCHEDULE OF EXCHANGES OF INTERESTS IN GLOBAL SECURITY*

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee or Custodian

*	This schedule should be included only if the Note is issued in global form.

A-2-9

EXHIBIT A-3

FORM OF NOTE

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE HOLDERS OF BENEFICIAL INTERESTS HEREIN, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE BASE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED AS A WHOLE, BUT NOT IN PART, TO THE DEPOSITARY, ITS SUCCESSORS OR THEIR RESPECTIVE NOMINEES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A-3-1

SALESFORCE, INC.

4.900% Notes due 2031

No. [•]	CUSIP No.: 79466LAS3
ISIN No.: US79466LAS34
$[•]

SALESFORCE, INC., a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [•] DOLLARS, as modified by the Schedule of Exchanges of Interests in Global Security attached hereto, on September 15, 2031.

Interest Payment Dates: March 15 and September 15, beginning on September 15, 2026.

Regular Record Dates: March 1 and September 1.

A-3-2

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

SALESFORCE, INC., as Company

By:
Name:
Title:

[Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. Bank Trust Company, National Association, Trustee, certifies that this is one of the Notes referred to in the Supplemental Indenture.

By:
Authorized Signatory

[Global Note]

(REVERSE OF NOTE)

SALESFORCE, INC.

4.900% Notes due 2031

Salesforce, Inc., a Delaware corporation (formerly known as salesforce.com, inc.) (together with its successors and assigns, the “Company”), issued this Note under an Indenture dated as of April 11, 2018 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture”), as supplemented by the Third Supplemental Indenture dated as of March 13, 2026 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), to which reference is hereby made for a statement of the respective rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which this Note is authorized and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them therein. If any terms of this Note conflict with the terms of the Indenture, the terms of the Indenture shall govern and control.

1. Interest. The Company promises to pay interest on the principal amount of this Note at the rate of 4.900% per year. The Company will pay interest semi-annually in arrears on March 15 and September 15 of each year (each, an “Interest Payment Date”), beginning on September 15, 2026, until the principal is paid or made available for payment. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance to, but excluding, the applicable Interest Payment Date or Stated Maturity of the principal of the Note, as the case may be. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

2. Method of Payment. The Company will pay interest on this Note (except defaulted interest, if any, which will be paid on a special payment date to Holders of record on such special record date as may be fixed by the Company in accordance with Section 2.11 of the Base Indenture) to the persons who are registered Holder of this Note at the close of business on the Regular Record Date, whether or not a Business Day, immediately preceding the relevant Interest Payment Date. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

A-3-5

3. Paying Agent. Initially, the Trustee will act as Paying Agent and Registrar. The Company may have one or more co-Registrars and one or more additional paying agents. The Company may at any time rescind the designation of any Registrar or Paying Agent or approve a change through which the Registrar or Paying Agent acts.

4. Indenture; Copies. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (“TIA”) as in effect on the date the Indenture is qualified. This Note is subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. This Note is an unsecured, unsubordinated obligation of the Company and constitutes a Note in the series designated on the face hereof as the “4.900% Notes due 2031”, initially limited to $3,750,000,000 in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: Salesforce, Inc., Salesforce Tower, 415 Mission St, 3rd Fl., San Francisco CA 94105, Attention: Chief Operating and Financial Officer.

5. Optional Redemption. This Note shall be redeemable at the option of the Company in accordance with Section 4.02 of the Supplemental Indenture.

6. [Reserved].

7. Persons Deemed Owners. The registered Holder of this Note shall be treated as the owner of it for all purposes.

8. Unclaimed Money. All amounts of principal of and premium, if any, and interest on this Note paid by the Company to the Trustee or Paying Agent that remain unclaimed for two years will be repaid to the Company, and the Holder of this Note will thereafter look solely to the Company for payment unless applicable abandoned property law designates another Person.

9. Amendment, Supplement, Waiver. The Indenture or this Note may be amended or supplemented in accordance with the terms of the Indenture.

10. Successor Person. When a successor Person assumes all of the obligations of its predecessor under the Note and the Indenture, the predecessor Person will be released from those obligations, in accordance with and except as set forth in the Indenture.

11. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Note or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Note.

A-3-6

12. Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance and discharge, which provisions shall for all purposes have the same effect as if set forth herein.

13. Authentication. This Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the other side of this Note.

14. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

15. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

16. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on this Note and has directed the Trustee to use CUSIP and ISIN numbers in notices of repurchase as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Note or as contained in any notice of repurchase, and reliance may be placed only on the other identification numbers placed thereon.

A-3-7

ASSIGNMENT FORM

If you the Holder want to assign this Note, fill in the form below:

I or we assign and transfer this Note to       (insert assignee’s social security or tax ID number)

(Print or type assignee’s name, address, and zip code)

and irrevocably appoint        agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your signature (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:

A-3-8

SCHEDULE OF EXCHANGES OF INTERESTS IN GLOBAL SECURITY*

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee or Custodian

*	This schedule should be included only if the Note is issued in global form.

A-3-9

EXHIBIT A-4

FORM OF NOTE

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE HOLDERS OF BENEFICIAL INTERESTS HEREIN, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE BASE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED AS A WHOLE, BUT NOT IN PART, TO THE DEPOSITARY, ITS SUCCESSORS OR THEIR RESPECTIVE NOMINEES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A-4-1

SALESFORCE, INC.

5.200% Notes due 2033

No. [•]	CUSIP No.: 79466LAT1
ISIN No.: US79466LAT17
$[•]

SALESFORCE, INC., a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [•] DOLLARS, as modified by the Schedule of Exchanges of Interests in Global Security attached hereto, on March 15, 2033.

Interest Payment Dates: March 15 and September 15, beginning on September 15, 2026.

Regular Record Dates: March 1 and September 1.

A-4-2

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

SALESFORCE, INC., as Company

By:
Name:
Title:

[Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. Bank Trust Company, National Association, Trustee, certifies that this is one of the Notes referred to in the Supplemental Indenture.

By:
Authorized Signatory

[Global Note]

(REVERSE OF NOTE)

SALESFORCE, INC.

5.200% Notes due 2033

Salesforce, Inc., a Delaware corporation (formerly known as salesforce.com, inc.) (together with its successors and assigns, the “Company”), issued this Note under an Indenture dated as of April 11, 2018 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture”), as supplemented by the Third Supplemental Indenture dated as of March 13, 2026 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), to which reference is hereby made for a statement of the respective rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which this Note is authorized and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them therein. If any terms of this Note conflict with the terms of the Indenture, the terms of the Indenture shall govern and control.

1. Interest. The Company promises to pay interest on the principal amount of this Note at the rate of 5.200% per year. The Company will pay interest semi-annually in arrears on March 15 and September 15 of each year (each, an “Interest Payment Date”), beginning on September 15, 2026, until the principal is paid or made available for payment. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance to, but excluding, the applicable Interest Payment Date or Stated Maturity of the principal of the Note, as the case may be. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

2. Method of Payment. The Company will pay interest on this Note (except defaulted interest, if any, which will be paid on a special payment date to Holders of record on such special record date as may be fixed by the Company in accordance with Section 2.11 of the Base Indenture) to the persons who are registered Holder of this Note at the close of business on the Regular Record Date, whether or not a Business Day, immediately preceding the relevant Interest Payment Date. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

A-4-5

3. Paying Agent. Initially, the Trustee will act as Paying Agent and Registrar. The Company may have one or more co-Registrars and one or more additional paying agents. The Company may at any time rescind the designation of any Registrar or Paying Agent or approve a change through which the Registrar or Paying Agent acts.

4. Indenture; Copies. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (“TIA”) as in effect on the date the Indenture is qualified. This Note is subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. This Note is an unsecured, unsubordinated obligation of the Company and constitutes a Note in the series designated on the face hereof as the “5.200% Notes due 2033”, initially limited to $2,750,000,000 in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: Salesforce, Inc., Salesforce Tower, 415 Mission St, 3rd Fl., San Francisco CA 94105, Attention: Chief Operating and Financial Officer.

5. Optional Redemption. This Note shall be redeemable at the option of the Company in accordance with Section 4.02 of the Supplemental Indenture.

6. [Reserved].

7. Persons Deemed Owners. The registered Holder of this Note shall be treated as the owner of it for all purposes.

8. Unclaimed Money. All amounts of principal of and premium, if any, and interest on this Note paid by the Company to the Trustee or Paying Agent that remain unclaimed for two years will be repaid to the Company, and the Holder of this Note will thereafter look solely to the Company for payment unless applicable abandoned property law designates another Person.

9. Amendment, Supplement, Waiver. The Indenture or this Note may be amended or supplemented in accordance with the terms of the Indenture.

10. Successor Person. When a successor Person assumes all of the obligations of its predecessor under the Note and the Indenture, the predecessor Person will be released from those obligations, in accordance with and except as set forth in the Indenture.

11. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Note or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Note.

A-4-6

12. Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance and discharge, which provisions shall for all purposes have the same effect as if set forth herein.

13. Authentication. This Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the other side of this Note.

14. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

15. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

16. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on this Note and has directed the Trustee to use CUSIP and ISIN numbers in notices of repurchase as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Note or as contained in any notice of repurchase, and reliance may be placed only on the other identification numbers placed thereon.

A-4-7

ASSIGNMENT FORM

If you the Holder want to assign this Note, fill in the form below:

I or we assign and transfer this Note to       (insert assignee’s social security or tax ID number)

(Print or type assignee’s name, address, and zip code)

and irrevocably appoint       agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your signature (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:

A-4-8

SCHEDULE OF EXCHANGES OF INTERESTS IN GLOBAL SECURITY*

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee or Custodian

*	This schedule should be included only if the Note is issued in global form.

A-4-9

EXHIBIT A-5

FORM OF NOTE

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE HOLDERS OF BENEFICIAL INTERESTS HEREIN, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE BASE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED AS A WHOLE, BUT NOT IN PART, TO THE DEPOSITARY, ITS SUCCESSORS OR THEIR RESPECTIVE NOMINEES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A-5-1

SALESFORCE, INC.

5.550% Notes due 2036

No. [•]	CUSIP No.: 79466LAU8
ISIN No.: US79466LAU89
$[•]

SALESFORCE, INC., a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [•] DOLLARS, as modified by the Schedule of Exchanges of Interests in Global Security attached hereto, on March 15, 2036.

Interest Payment Dates: March 15 and September 15, beginning on September 15, 2026.

Regular Record Dates: March 1 and September 1.

A-5-2

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

SALESFORCE, INC., as Company

By:
Name:
Title:

[Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. Bank Trust Company, National Association, Trustee, certifies that this is one of the Notes referred to in the Supplemental Indenture.

By:
Authorized Signatory

[Global Note]

(REVERSE OF NOTE)

SALESFORCE, INC.

5.550% Notes due 2036

Salesforce, Inc., a Delaware corporation (formerly known as salesforce.com, inc.) (together with its successors and assigns, the “Company”), issued this Note under an Indenture dated as of April 11, 2018 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture”), as supplemented by the Third Supplemental Indenture dated as of March 13, 2026 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), to which reference is hereby made for a statement of the respective rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which this Note is authorized and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them therein. If any terms of this Note conflict with the terms of the Indenture, the terms of the Indenture shall govern and control.

1. Interest. The Company promises to pay interest on the principal amount of this Note at the rate of 5.550% per year. The Company will pay interest semi-annually in arrears on March 15 and September 15 of each year (each, an “Interest Payment Date”), beginning on September 15, 2026, until the principal is paid or made available for payment. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance to, but excluding, the applicable Interest Payment Date or Stated Maturity of the principal of the Note, as the case may be. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

2. Method of Payment. The Company will pay interest on this Note (except defaulted interest, if any, which will be paid on a special payment date to Holders of record on such special record date as may be fixed by the Company in accordance with Section 2.11 of the Base Indenture) to the persons who are registered Holder of this Note at the close of business on the Regular Record Date, whether or not a Business Day, immediately preceding the relevant Interest Payment Date. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

A-5-5

3. Paying Agent. Initially, the Trustee will act as Paying Agent and Registrar. The Company may have one or more co-Registrars and one or more additional paying agents. The Company may at any time rescind the designation of any Registrar or Paying Agent or approve a change through which the Registrar or Paying Agent acts.

4. Indenture; Copies. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (“TIA”) as in effect on the date the Indenture is qualified. This Note is subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. This Note is an unsecured, unsubordinated obligation of the Company and constitutes a Note in the series designated on the face hereof as the “5.550% Notes due 2036”, initially limited to $4,500,000,000 in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: Salesforce, Inc., Salesforce Tower, 415 Mission St, 3rd Fl., San Francisco CA 94105, Attention: Chief Operating and Financial Officer.

5. Optional Redemption. This Note shall be redeemable at the option of the Company in accordance with Section 4.02 of the Supplemental Indenture.

6. [Reserved].

7. Persons Deemed Owners. The registered Holder of this Note shall be treated as the owner of it for all purposes.

8. Unclaimed Money. All amounts of principal of and premium, if any, and interest on this Note paid by the Company to the Trustee or Paying Agent that remain unclaimed for two years will be repaid to the Company, and the Holder of this Note will thereafter look solely to the Company for payment unless applicable abandoned property law designates another Person.

9. Amendment, Supplement, Waiver. The Indenture or this Note may be amended or supplemented in accordance with the terms of the Indenture.

10. Successor Person. When a successor Person assumes all of the obligations of its predecessor under the Note and the Indenture, the predecessor Person will be released from those obligations, in accordance with and except as set forth in the Indenture.

11. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Note or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Note.

A-5-6

12. Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance and discharge, which provisions shall for all purposes have the same effect as if set forth herein.

13. Authentication. This Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the other side of this Note.

14. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

15. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

16. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on this Note and has directed the Trustee to use CUSIP and ISIN numbers in notices of repurchase as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Note or as contained in any notice of repurchase, and reliance may be placed only on the other identification numbers placed thereon.

A-5-7

ASSIGNMENT FORM

If you the Holder want to assign this Note, fill in the form below:

I or we assign and transfer this Note to       (insert assignee’s social security or tax ID number)

(Print or type assignee’s name, address, and zip code)

and irrevocably appoint       agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your signature (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:

A-5-8

SCHEDULE OF EXCHANGES OF INTERESTS IN GLOBAL SECURITY*

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee or Custodian

*	This schedule should be included only if the Note is issued in global form.

A-5-9

EXHIBIT A-6

FORM OF NOTE

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE HOLDERS OF BENEFICIAL INTERESTS HEREIN, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE BASE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED AS A WHOLE, BUT NOT IN PART, TO THE DEPOSITARY, ITS SUCCESSORS OR THEIR RESPECTIVE NOMINEES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A-6-1

SALESFORCE, INC.

6.400% Notes due 2046

No. [•]	CUSIP No.: 79466LAV6
ISIN No.: US79466LAV62
$[•]

SALESFORCE, INC., a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [•] DOLLARS, as modified by the Schedule of Exchanges of Interests in Global Security attached hereto, on March 15, 2046.

Interest Payment Dates: March 15 and September 15, beginning on September 15, 2026.

Regular Record Dates: March 1 and September 1.

A-6-2

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

SALESFORCE, INC., as Company

By:
Name:
Title:

[Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. Bank Trust Company, National Association, Trustee, certifies that this is one of the Notes referred to in the Supplemental Indenture.

By:
Authorized Signatory

[Global Note]

(REVERSE OF NOTE)

SALESFORCE, INC.

6.400% Notes due 2046

Salesforce, Inc., a Delaware corporation (formerly known as salesforce.com, inc.) (together with its successors and assigns, the “Company”), issued this Note under an Indenture dated as of April 11, 2018 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture”), as supplemented by the Third Supplemental Indenture dated as of March 13, 2026 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), to which reference is hereby made for a statement of the respective rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which this Note is authorized and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them therein. If any terms of this Note conflict with the terms of the Indenture, the terms of the Indenture shall govern and control.

1. Interest. The Company promises to pay interest on the principal amount of this Note at the rate of 6.400% per year. The Company will pay interest semi-annually in arrears on March 15 and September 15 of each year (each, an “Interest Payment Date”), beginning on September 15, 2026, until the principal is paid or made available for payment. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance to, but excluding, the applicable Interest Payment Date or Stated Maturity of the principal of the Note, as the case may be. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

2. Method of Payment. The Company will pay interest on this Note (except defaulted interest, if any, which will be paid on a special payment date to Holders of record on such special record date as may be fixed by the Company in accordance with Section 2.11 of the Base Indenture) to the persons who are registered Holder of this Note at the close of business on the Regular Record Date, whether or not a Business Day, immediately preceding the relevant Interest Payment Date. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

A- 6-5

3. Paying Agent. Initially, the Trustee will act as Paying Agent and Registrar. The Company may have one or more co-Registrars and one or more additional paying agents. The Company may at any time rescind the designation of any Registrar or Paying Agent or approve a change through which the Registrar or Paying Agent acts.

4. Indenture; Copies. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (“TIA”) as in effect on the date the Indenture is qualified. This Note is subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. This Note is an unsecured, unsubordinated obligation of the Company and constitutes a Note in the series designated on the face hereof as the “6.400% Notes due 2046”, initially limited to $1,500,000,000 in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: Salesforce, Inc., Salesforce Tower, 415 Mission St, 3rd Fl., San Francisco CA 94105, Attention: Chief Operating and Financial Officer.

5. Optional Redemption. This Note shall be redeemable at the option of the Company in accordance with Section 4.02 of the Supplemental Indenture.

6. [Reserved].

7. Persons Deemed Owners. The registered Holder of this Note shall be treated as the owner of it for all purposes.

8. Unclaimed Money. All amounts of principal of and premium, if any, and interest on this Note paid by the Company to the Trustee or Paying Agent that remain unclaimed for two years will be repaid to the Company, and the Holder of this Note will thereafter look solely to the Company for payment unless applicable abandoned property law designates another Person.

9. Amendment, Supplement, Waiver. The Indenture or this Note may be amended or supplemented in accordance with the terms of the Indenture.

10. Successor Person. When a successor Person assumes all of the obligations of its predecessor under the Note and the Indenture, the predecessor Person will be released from those obligations, in accordance with and except as set forth in the Indenture.

11. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Note or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Note.

A- 6-6

12. Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance and discharge, which provisions shall for all purposes have the same effect as if set forth herein.

13. Authentication. This Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the other side of this Note.

14. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

15. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

16. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on this Note and has directed the Trustee to use CUSIP and ISIN numbers in notices of repurchase as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Note or as contained in any notice of repurchase, and reliance may be placed only on the other identification numbers placed thereon.

A- 6-7

ASSIGNMENT FORM

If you the Holder want to assign this Note, fill in the form below:

I or we assign and transfer this Note to           (insert assignee’s social security or tax ID number)

(Print or type assignee’s name, address, and zip code)

and irrevocably appoint          agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your signature (Sign exactly as your name appears on the other side of this Note)
Signature Guarantee:

A-6-8

SCHEDULE OF EXCHANGES OF INTERESTS IN GLOBAL SECURITY*

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee or Custodian

*	This schedule should be included only if the Note is issued in global form.

A-6-9

EXHIBIT A-7

FORM OF NOTE

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE HOLDERS OF BENEFICIAL INTERESTS HEREIN, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE BASE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED AS A WHOLE, BUT NOT IN PART, TO THE DEPOSITARY, ITS SUCCESSORS OR THEIR RESPECTIVE NOMINEES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A-7-1

SALESFORCE, INC.

6.550% Notes due 2056

No. [•]	CUSIP No.: 79466LAW4
ISIN No.: US79466LAW46
$[•]

SALESFORCE, INC., a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [•] DOLLARS, as modified by the Schedule of Exchanges of Interests in Global Security attached hereto, on March 15, 2056.

Interest Payment Dates: March 15 and September 15, beginning on September 15, 2026.

Regular Record Dates: March 1 and September 1.

A-7-2

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

SALESFORCE, INC., as Company

By:
Name:
Title:

[Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. Bank Trust Company, National Association, Trustee, certifies that this is one of the Notes referred to in the Supplemental Indenture.

By:
Authorized Signatory

[Global Note]

(REVERSE OF NOTE)

SALESFORCE, INC.

6.550% Notes due 2056

Salesforce, Inc., a Delaware corporation (formerly known as salesforce.com, inc.) (together with its successors and assigns, the “Company”), issued this Note under an Indenture dated as of April 11, 2018 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture”), as supplemented by the Third Supplemental Indenture dated as of March 13, 2026 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), to which reference is hereby made for a statement of the respective rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which this Note is authorized and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them therein. If any terms of this Note conflict with the terms of the Indenture, the terms of the Indenture shall govern and control.

1. Interest. The Company promises to pay interest on the principal amount of this Note at the rate of 6.550% per year. The Company will pay interest semi-annually in arrears on March 15 and September 15 of each year (each, an “Interest Payment Date”), beginning on September 15, 2026, until the principal is paid or made available for payment. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance to, but excluding, the applicable Interest Payment Date or Stated Maturity of the principal of the Note, as the case may be. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

2. Method of Payment. The Company will pay interest on this Note (except defaulted interest, if any, which will be paid on a special payment date to Holders of record on such special record date as may be fixed by the Company in accordance with Section 2.11 of the Base Indenture) to the persons who are registered Holder of this Note at the close of business on the Regular Record Date, whether or not a Business Day, immediately preceding the relevant Interest Payment Date. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

A-7-5

3. Paying Agent. Initially, the Trustee will act as Paying Agent and Registrar. The Company may have one or more co-Registrars and one or more additional paying agents. The Company may at any time rescind the designation of any Registrar or Paying Agent or approve a change through which the Registrar or Paying Agent acts.

4. Indenture; Copies. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (“TIA”) as in effect on the date the Indenture is qualified. This Note is subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. This Note is an unsecured, unsubordinated obligation of the Company and constitutes a Note in the series designated on the face hereof as the “6.550% Notes due 2056”, initially limited to $3,750,000,000 in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: Salesforce, Inc., Salesforce Tower, 415 Mission St, 3rd Fl., San Francisco CA 94105, Attention: Chief Operating and Financial Officer.

5. Optional Redemption. This Note shall be redeemable at the option of the Company in accordance with Section 4.02 of the Supplemental Indenture.

6. [Reserved].

7. Persons Deemed Owners. The registered Holder of this Note shall be treated as the owner of it for all purposes.

8. Unclaimed Money. All amounts of principal of and premium, if any, and interest on this Note paid by the Company to the Trustee or Paying Agent that remain unclaimed for two years will be repaid to the Company, and the Holder of this Note will thereafter look solely to the Company for payment unless applicable abandoned property law designates another Person.

9. Amendment, Supplement, Waiver. The Indenture or this Note may be amended or supplemented in accordance with the terms of the Indenture.

10. Successor Person. When a successor Person assumes all of the obligations of its predecessor under the Note and the Indenture, the predecessor Person will be released from those obligations, in accordance with and except as set forth in the Indenture.

11. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Note or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Note.

A-7-6

12. Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance and discharge, which provisions shall for all purposes have the same effect as if set forth herein.

13. Authentication. This Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the other side of this Note.

14. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

15. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

16. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on this Note and has directed the Trustee to use CUSIP and ISIN numbers in notices of repurchase as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Note or as contained in any notice of repurchase, and reliance may be placed only on the other identification numbers placed thereon.

A-7-7

ASSIGNMENT FORM

If you the Holder want to assign this Note, fill in the form below:

I or we assign and transfer this Note to               (insert assignee’s social security or tax ID number)

(Print or type assignee’s name, address, and zip code)

and irrevocably appoint             agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your signature (Sign exactly as your name appears on the other side of this Note)
Signature Guarantee:

A-7-8

SCHEDULE OF EXCHANGES OF INTERESTS IN GLOBAL SECURITY*

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee or Custodian

*	This schedule should be included only if the Note is issued in global form.

A-7-9

EXHIBIT A-8

FORM OF NOTE

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE HOLDERS OF BENEFICIAL INTERESTS HEREIN, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06 OF THE BASE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED AS A WHOLE, BUT NOT IN PART, TO THE DEPOSITARY, ITS SUCCESSORS OR THEIR RESPECTIVE NOMINEES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A-8-1

SALESFORCE, INC.

6.700% Notes due 2066

No. [•]	CUSIP No.: 79466LAX2
ISIN No.: US79466LAX29
$[•]

SALESFORCE, INC., a Delaware corporation (the “Company”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [•] DOLLARS, as modified by the Schedule of Exchanges of Interests in Global Security attached hereto, on March 15, 2066.

Interest Payment Dates: March 15 and September 15, beginning on September 15, 2026.

Regular Record Dates: March 1 and September 1.

A-8-2

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

SALESFORCE, INC., as Company

By:
Name:
Title:

[Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. Bank Trust Company, National Association, Trustee, certifies that this is one of the Notes referred to in the Supplemental Indenture.

By:
Authorized Signatory

[Global Note]

(REVERSE OF NOTE)

SALESFORCE, INC.

6.700% Notes due 2066

Salesforce, Inc., a Delaware corporation (formerly known as salesforce.com, inc.) (together with its successors and assigns, the “Company”), issued this Note under an Indenture dated as of April 11, 2018 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture”), as supplemented by the Third Supplemental Indenture dated as of March 13, 2026 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), to which reference is hereby made for a statement of the respective rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which this Note is authorized and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them therein. If any terms of this Note conflict with the terms of the Indenture, the terms of the Indenture shall govern and control.

1. Interest. The Company promises to pay interest on the principal amount of this Note at the rate of 6.700% per year. The Company will pay interest semi-annually in arrears on March 15 and September 15 of each year (each, an “Interest Payment Date”), beginning on September 15, 2026, until the principal is paid or made available for payment. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance to, but excluding, the applicable Interest Payment Date or Stated Maturity of the principal of the Note, as the case may be. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day.

2. Method of Payment. The Company will pay interest on this Note (except defaulted interest, if any, which will be paid on a special payment date to Holders of record on such special record date as may be fixed by the Company in accordance with Section 2.11 of the Base Indenture) to the persons who are registered Holder of this Note at the close of business on the Regular Record Date, whether or not a Business Day, immediately preceding the relevant Interest Payment Date. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

A-8-5

3. Paying Agent. Initially, the Trustee will act as Paying Agent and Registrar. The Company may have one or more co-Registrars and one or more additional paying agents. The Company may at any time rescind the designation of any Registrar or Paying Agent or approve a change through which the Registrar or Paying Agent acts.

4. Indenture; Copies. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (“TIA”) as in effect on the date the Indenture is qualified. This Note is subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. This Note is an unsecured, unsubordinated obligation of the Company and constitutes a Note in the series designated on the face hereof as the “6.700% Notes due 2066”, initially limited to $1,000,000,000 in aggregate principal amount. The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to: Salesforce, Inc., Salesforce Tower, 415 Mission St, 3rd Fl., San Francisco CA 94105, Attention: Chief Operating and Financial Officer.

5. Optional Redemption. This Note shall be redeemable at the option of the Company in accordance with Section 4.02 of the Supplemental Indenture.

6. [Reserved].

7. Persons Deemed Owners. The registered Holder of this Note shall be treated as the owner of it for all purposes.

8. Unclaimed Money. All amounts of principal of and premium, if any, and interest on this Note paid by the Company to the Trustee or Paying Agent that remain unclaimed for two years will be repaid to the Company, and the Holder of this Note will thereafter look solely to the Company for payment unless applicable abandoned property law designates another Person.

9. Amendment, Supplement, Waiver. The Indenture or this Note may be amended or supplemented in accordance with the terms of the Indenture.

10. Successor Person. When a successor Person assumes all of the obligations of its predecessor under the Note and the Indenture, the predecessor Person will be released from those obligations, in accordance with and except as set forth in the Indenture.

11. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Note or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Note.

A-8-6

12. Discharge of Indenture. The Indenture contains certain provisions pertaining to defeasance and discharge, which provisions shall for all purposes have the same effect as if set forth herein.

13. Authentication. This Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the other side of this Note.

14. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

15. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

16. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on this Note and has directed the Trustee to use CUSIP and ISIN numbers in notices of repurchase as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Note or as contained in any notice of repurchase, and reliance may be placed only on the other identification numbers placed thereon.

A-8-7

ASSIGNMENT FORM

If you the Holder want to assign this Note, fill in the form below:

I or we assign and transfer this Note to                (insert assignee’s social security or tax ID number)

(Print or type assignee’s name, address, and zip code)

and irrevocably appoint            agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your signature (Sign exactly as your name appears on the other side of this Note)
Signature Guarantee:

A-8-8

SCHEDULE OF EXCHANGES OF INTERESTS IN GLOBAL SECURITY*

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee or Custodian

*	This schedule should be included only if the Note is issued in global form.

A-8-9